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EXHIBIT 10.1

                                Peter R. Kellogg
                                  120 Broadway
                               New York, NY 10271

netGuru, Inc.
22700 Savi Ranch Parkway
Yorba Linda, CA 92887

Att. Bruce Nelson, CFO Re. Financing Revolving Line of Credit

Gentlemen:

I, Peter R. Kellogg, have approved your request for providing the credit facility described above. Terms and conditions are as follows:

Lender:        Peter R. Kellogg
Borrower:      netGuru, Inc.
Amount:        $500,000.00

Credit FacilityLine of credit, Drawable in part or in full upon Borrower's request. Draws will be by written notification sent to Lender three (3) days prior to each draw date. Minimum draw will be $100,000/

Term           August 15, 2002 through March 31, 2003

Interest Rate  Interest shall be payable on all outstanding at the rate indicated

Total Outstanding Borrowings                  Interest Rate on All Outstanding

$100,000                                                WSJ       Prime+2
$200,000                                                          Prime+4
$300,000                                                          Prime+6
$400,000                                                          Prime+8
$500,000                                                          Prime+10

Interest shall be calculated on 365 days basis and shall be payable monthly. This agreement shall become effective on August 15, 2002.

This commitment is valid until Monday, August 12, 2002 after which time it may be considered null and void. If you intend to accept the commitment please execute and return this letter by close of business on August 12, 2002.

                                                        Sincerely,
                                                        /s/ Peter R. Kellogg
                                                        --------------------

Agreed and accepted on this 12th day of August 2002.

netGuru, Inc.

By:  /s/  Jyoti Chatterjee
     ------------------------
     J. CHATTERJEE
Its President